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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report dated July 14, 2000 with respect to HWC Energy Services, Inc. and subsidiaries (and all reference to our firm) included in this Form S-1, Amendment No. 1 to the Oil States International, Inc.'s previously filed Registration Statement File No. 333-43400.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas
October 11, 2000